Acquisition of Zhonglian (Tables)	6 Months Ended
Dec. 31, 2025
Acquisition of Zhonglian [Abstract]
Schedule of Estimated Fair Values	The following table summarizes the estimated fair values of the identifiable assets acquired at the acquisition date, which represents the net purchase price allocation at the date of the acquisition of Zhonglian based on a valuation performed by an independent valuation firm engaged by the Company.
As of September 30,
2025
RMB
(unaudited)
Net tangible assets (1)	70,307
Customer relationships (2)	11,600,000
License (3)	22,600,000
Goodwill	24,279,693
Deferred tax liabilities recognized	(8,550,000)
Less: non-controlling interest	(24,500,000)
Total purchase consideration	25,500,000

(1)	The following table is a reconciliation of the fair value of major classes of assets acquired and liabilities assumed which comprised of net tangible liabilities on September 30, 2025.
(2)	Customer relationships represent the value of existing customers and ongoing brokerage service relationships acquired in the transaction. The acquired business has an established customer base which is expected to generate future brokerage service fees. The estimated useful life of customer relationships is 7.25 years, reflecting the expected period over which the relationships will contribute to future cash flows. The asset will be amortized on a straight-line basis over its estimated useful life.
(3)	The license represents regulatory approval required to conduct insurance brokerage services in the PRC. The acquired entity operates through a nationwide network with multiple branch offices across various regions in mainland China. The license is considered to have an indefinite useful life as there is no foreseeable limit to the period over which it is expected to generate cash flows and there are no legal, regulatory or contractual provisions that limit its useful life. Accordingly, it is not amortized but will be tested for impairment annually or more frequently if events or changes in circumstances indicate potential impairment.

Schedule of Business Combination Assets and Liabilities	If the business combination had occurred on July 1, 2025, Zhonglian’s financial results would have increased the Company’s revenues by RMB 47.9 million and increased net loss (excluding transaction costs) by RMB 1.7 million for the period presented.
As of September 30,
2025
RMB
ASSETS
Current Assets
Cash and cash equivalents	11,437,549
Restricted cash	5,894,326
Accounts receivable, net	17,011,672
Income tax recoverable	377,019
Prepaid expenses and other current assets, net	10,217,865
Total Current Assets	44,938,431

Property and equipment, net	971,900
Operating lease right of use assets	1,567,326
Restricted cash, noncurrent	5,000,000
Deferred tax assets	3,957,634
Total Non-Current Assets	11,496,860
Total Assets	56,435,291

LIABILITIES, AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	30,345,987
Operating lease liabilities, current	710,353
Accrued expenses and other liabilities	21,715,593
Total Current Liabilities	52,771,933

Deferred tax liabilities	2,958,195
Operating lease liabilities, noncurrent	634,856
Total Non-current Liabilities	3,593,051
Total Liabilities	56,364,984

Net tangible assets	70,307